     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON April 10, 1997
                              Registration No. 333-
                                                  --------------------------
==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                ---------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                ---------------
                         GARDNER DENVER MACHINERY INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                                           76-0419383
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                           Identification No.)

       1800 GARDNER EXPRESSWAY
          QUINCY, ILLINOIS                                      62301
(Address of Principal Executive Offices)                     (Zip Code)

             GARDNER DENVER MACHINERY INC. LONG-TERM INCENTIVE PLAN
           GARDNER DENVER MACHINERY INC. EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the Plan)

                                HELEN W. CORNELL
               VICE PRESIDENT, CORPORATE SECRETARY AND TREASURER
                            1800 GARDNER EXPRESSWAY
                             QUINCY, ILLINOIS 62301
                    (Name and address of agent for service)

                                 (217) 222-5400
         (Telephone number, including area code, of agent for service)

                        Copies of all correspondence to:
                             Harold B. Oakley, Esq.
                    Schmiedeskamp, Robertson, Neu & Mitchell
                           525 Jersey, P.O. Box 1069
                             Quincy, Illinois 62306
==============================================================================

                                         CALCULATION OF REGISTRATION FEE
                                                                   Proposed         Proposed
                                                                   maximum          maximum
Title of securities                       Amount                   offering         aggregate           Amount of
        to be                              to be                   price per        offering           registration
     registered                       registered <F1>              share <F2>       price <F2>             fee
-------------------                   ---------------              ----------       ------------       ------------
Common Stock, $.01
par value per share                     1,050,000                   $21.3968         $22,466,640        $6,808.00
------------------------------------------------------------------------------------------------------------------------

<F1>  Represents (a) the additional number of shares available for issuance under the Long-Term Incentive Plan, as amended, for which a registration statement on Form S-8 (Reg. No. 33-91088) was filed with the Securities and Exchange Commission on April 11, 1995,
      (b) the maximum number of shares available for issuance under the Employee Stock Purchase Plan, and (c) an undeterminable number of shares which may become issuable pursuant to antidilution provisions of the Plans, in accordance with Rule 416 under the Securities Act of 1933 (the "Securities Act").
<F2>  Estimated solely for the purpose of calculating the registration fee.
      Such estimate has been calculated in accordance with Rule 457(h) under the Securities Act, and with respect to shares covered by currently outstanding options is based upon the exercise price thereof, and with respect to the shares not covered by currently outstanding options is based upon the average of the high and low prices per share of the Registrant's Common Stock as reported by the National Association of Securities Dealers Automated Quotation National Market System on April 7, 1997.

                               PART II

          INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

      The Registrant previously filed with the Securities and Exchange Commission (the "Commission") on April 11, 1995, a registration statement on Form S-8 (Registration No. 33-91088) (the "1995 Form S-8") relating to securities offered under the Registrant's Long-Term Incentive Plan (the "Incentive Plan"). The contents of the 1995 Form S-8, including exhibits thereto, are incorporated herein by reference with respect to the Incentive Plan, except to the extent superseded or modified by the specific information set forth below or the specific exhibits attached hereto.

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

      The following documents filed by the Registrant with the Commission are incorporated herein by reference:

      (a) The Registrant's latest annual report on Form 10-K filed pursuant to Section 13(a) or 15(d) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

      (b) The description of the Registrant's Common Stock which is contained in the registration statement filed by the Registrant under Section 12 of the Exchange Act, including any amendment or report filed for the purpose of updating such description.

      All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment that indicates that all securities offered hereby have been sold or that deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

      Any statement contained in a document incorporated by reference herein and filed prior to the filing hereof shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein modifies or supersedes such statement, and any statement contained herein or in any other document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in any other subsequently filed document which also is incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES

      Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

      Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

      The Delaware General Corporation Law ("Delaware Law") authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breach of directors' fiduciary duty of care. The Company's Certificate of Incorporation limits the liability of directors of the Company to the Company or its stockholders to the fullest extent permitted by Delaware Law.

      The Company's Certificate of Incorporation provides indemnification rights to the fullest extent authorized by Delaware Law to any officer or director of the Company who, by reason of the fact that he or she is an officer or director of the Company, is involved in a legal proceeding of any nature. Under Delaware Law, indemnification is provided against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, provided certain conditions are satisfied. Such indemnification rights include reimbursement for expenses incurred by such officer or director in advance of the final disposition of such proceedings in accordance with the applicable provisions of Delaware Law.

      The Company has indemnification agreements with each of its directors and executive officers providing specific procedures to better assure the right of such persons to indemnification, including procedures for submitting claims, for determining such person's entitlement to indemnification (including the allocation of the burden of proof and selection of a reviewing party) and for enforcing such indemnification rights.

      Insurance is maintained by the Company for each director and officer of the Company covering certain expenses, liabilities or losses he or she may incur that arise by reason of being a director or officer of the Company or a subsidiary company, whether or not the Company would have the power to indemnify such person against such expenses, liability or loss under Delaware Law.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

      Not applicable.

ITEM 8.  EXHIBITS

      The following additional exhibits are filed as part of this Registration Statement or incorporated by reference herein.

Exhibit
Number      Description
------      -----------
4.3         Gardner Denver Machinery Inc. Long-Term Incentive Plan, as
            amended, filed as Exhibit 10.3 to the Registrant's Annual
            Report on Form 10-K for the fiscal year ended December 31,
            1996, filed on March 31, 1997, and incorporated herein by
            reference.

4.4 Gardner Denver Machinery Inc. Employee Stock Purchase Plan, filed as Exhibit 10.8 to the Registrant's Registration Statement on
            Form 10, effective on March 31, 1994, and incorporated herein by reference.

5.2         Opinion of Schmiedeskamp, Robertson, Neu & Mitchell.

23.4        Consent of Arthur Andersen LLP.

23.5        Consent of Schmiedeskamp, Robertson, Neu & Mitchell (included in
            Exhibit 5.2).

24.2        Powers of Attorney.

ITEM 9.  UNDERTAKINGS

      (a)   The undersigned Registrant hereby undertakes:

            (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "Securities Act");

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration
            Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement (remainder not applicable);

                  (iii) To include any material information with respect to
            the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) of this section do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or
Section 15(d) of the Exchange Act that are incorporated by reference in the Registration

Statement.

            (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

            (4)   Not applicable.

      (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (c) - (g)   Not applicable.

      (h) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

      (i)   Not applicable.

      (j)   Not applicable.

                                  SIGNATURES

      The Registrant.  Pursuant to the requirements of the Securities Act of
      --------------
1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Quincy, State of Illinois, on April 10, 1997.

                                          GARDNER DENVER MACHINERY INC.


                                          By   /s/ Ross J. Centanni
                                            ----------------------------------
                                                Ross J. Centanni, President
                                                and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 10, 1997.

            Signature                                      Title
            ---------                                      -----

       /s/ Ross J. Centanni                     President, Chief Executive Officer,
---------------------------------------         Director
         Ross J. Centanni

       /s/ Philip R. Roth                       Vice President, Finance and Chief
---------------------------------------         Financial Officer (Principal
          Philip R. Roth                        Financial and Accounting Officer)

<F*>   /s/ Donald G. Barger, Jr.                Director
---------------------------------------
        Donald G. Barger, Jr.

<F*>   /s/ Thomas M. McKenna                    Director
---------------------------------------
          Thomas M. McKenna

<F*>   /s/ Alan E. Riedel                       Director
---------------------------------------
         Alan E. Riedel

<F*>   /s/ Michael J. Sebastian                 Director
---------------------------------------
        Michael J. Sebastian

<F*>By: /s/ Helen W. Cornell
---------------------------------------
        Helen W. Cornell
        Attorney-in-fact


                             FORM S-8

                   GARDNER DENVER MACHINERY INC.

                           EXHIBIT INDEX
                           -------------

Exhibit
Number      Description
------      -----------

4.3 Gardner Denver Machinery Inc. Long-Term Incentive Plan, as amended, filed as Exhibit 10.3 to the Registrant's Annual
            Report on Form 10-K for the fiscal year ended December 31, 1996, filed on March 31, 1997, and incorporated herein by reference.

4.4 Gardner Denver Machinery Inc. Employee Stock Purchase Plan, filed as Exhibit 10.8 to the Registrant's Registration Statement on
            Form 10, effective on March 31, 1994, and incorporated herein by reference.

5.2         Opinion of Schmiedeskamp, Robertson, Neu & Mitchell.

23.4        Consent of Arthur Andersen LLP.

23.5        Consent of Schmiedeskamp, Robertson, Neu & Mitchell (included in
            Exhibit 5.2).

24.2        Powers of Attorney.